FORM 8-K - CURRENT REPORT


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: December 9, 1998


                          CENTURY PROPERTIES FUND XVII
             (Exact name of registrant as specified in its charter)


             California               0-11137                94-2782037
  (State or other jurisdiction of   (Commission           (I.R.S. Employer
   incorporation or organization)   File Number)           Identification
                                                              Number)


           55 Beattie Place
         Post Office Box 1089
      Greenville, South Carolina                                29602
(Address of principal executive office)                       (Zip Code)


       Registrant's telephone number, including area code (864) 239-1000



                                      N/A
                 (Former address, if changed since last report)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As of November 24, 1998, Century Properties Fund XVII (the "Registrant" or the "Partnership") engaged Ernst & Young LLP as independent accountants for the year ending December 31, 1998. Prior to the appointment of Ernst & Young LLP, the Partnership did not engage or consult with Ernst & Young LLP regarding any of the matters described in Item 304(a)(2) of regulation S-B.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:  None.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CENTURY PROPERTIES FUND XVII


                         By:       Fox Partners
                                   Its General Partner


                         By:       Fox Capital Management Corporation
                                   Its Managing General Partner


                         By:       /s/ Patrick Foye
                                   Patrick Foye
                                   Executive Vice President


                         Date: December 9, 1998